MET INVESTORS SERIES TRUST

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

December 26, 2013

Dear Contract Owner:

As an owner (“Contract Owner”) of a variable annuity or variable life insurance contract (the “Contract”) issued by Metropolitan Life Insurance Company or one of its affiliated insurance companies (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the MetLife Defensive Strategy Portfolio (“MIST Portfolio”) of the Met Investors Series Trust (“MIST”) at a Special Meeting of Shareholders to be held on February 21, 2014 (the “Meeting”). Although you are not directly a shareholder of the MIST Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the MIST Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the MIST Portfolio shares that are attributable to your Contract at the Meeting. Before the Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of the MIST Portfolio. All of the assets of the MIST Portfolio would be acquired by the MetLife Conservative to Moderate Allocation Portfolio (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of the MSF Portfolio and the assumption by the MSF Portfolio of the liabilities of the MIST Portfolio. MSF Portfolio’s investment objectives are similar to those of the MIST Portfolio, and the MIST Portfolio’s and the MSF Portfolio’s principal investment strategies are substantially similar. In conjunction with the proposed reorganization, shareholders of MetLife Moderate Strategy Portfolio (“Moderate Strategy”), a series of MIST, are being asked to approve the reorganization of that Portfolio into the MSF Portfolio (“Moderate Strategy Reorganization”). The proposed reorganization of the MIST Portfolio into the MSF Portfolio is not contingent on Moderate Strategy’s shareholders approving the Moderate Strategy Reorganization.

You will receive shares of the MSF Portfolio having an aggregate net asset value equal to the aggregate net asset value of your MIST Portfolio’s shares immediately prior to the reorganization. You will receive Class A or Class B shares of the MSF Portfolio, depending on the class of shares of the MIST Portfolio you currently hold. Details about the MSF Portfolio’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract Owners.

The Board of Trustees of MIST has approved the proposed reorganization of the MIST Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Meeting, you may give your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting of Shareholders.

If you have any questions about the voting instructions form please call MIST at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

MetLife Defensive Strategy Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 21, 2014

To the Shareholders of the MetLife Defensive Strategy Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the MetLife Defensive Strategy Portfolio of Met Investors Series Trust (“MIST”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, on February 21, 2014 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of the MetLife Defensive Strategy Portfolio (“MIST Portfolio”) by the MetLife Conservative to Moderate Allocation Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of the MSF Portfolio and the assumption by the MSF Portfolio of the liabilities of the MIST Portfolio. The Plan also provides for the distribution of these shares of the MSF Portfolio to shareholders of the MIST Portfolio in liquidation and subsequent termination of the MIST Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the MIST Portfolio.

The Board of Trustees of MIST has fixed the close of business on November 29, 2013 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By order of the Board of Trustees

Michael P. Lawlor
Assistant Secretary
Met Investors Series Trust

December 26, 2013

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS ON HOW TO COMPLETE THE VOTING INSTRUCTIONS FORM OR VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions form, return it in the enclosed postage-paid envelope.

INSTRUCTIONS FOR VOTING BY TELEPHONE

To vote by telephone, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Call 1-866-298-8476.

3.	Follow the recorded instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote over the Internet, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Log on to www.proxy-direct.com.

3.	Follow the on-screen instructions.

You do not need to return your voting instructions form if you vote over the Internet.

* * *

If you have any questions about how to provide voting instructions, please call MIST at 1-800-638-7732.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES OF

METLIFE DEFENSIVE STRATEGY PORTFOLIO

a series of

Met Investors Series Trust

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

(800) 638-7732

BY AND IN EXCHANGE FOR SHARES OF

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

a series of

Metropolitan Series Fund

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

(800) 638-7732

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 26, 2013

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization which will be submitted to shareholders of MetLife Defensive Strategy Portfolio (“MIST Portfolio”) for consideration at a Special Meeting of Shareholders to be held on February 21, 2014 at 10:00 a.m. Eastern time at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of MIST Portfolio’s shareholders, the Board of Trustees of Met Investors Series Trust (“MIST”) has approved the proposed reorganization of MIST Portfolio, which is a series of MIST, into MetLife Conservative to Moderate Allocation Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”). MIST Portfolio and MSF Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

Separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) are the record owners of MIST Portfolio’s shares and at the Meeting will vote the shares of MIST Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MIST Portfolio at the Meeting that are attributable to your Contract. Although you are not directly a shareholder of MIST Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of MIST Portfolio refers to each Insurance Company which holds MIST Portfolio’s shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in MIST Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

In the reorganization, all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio (the “Reorganization”). If the Reorganization is approved by the shareholders of MIST Portfolio, shares of MSF Portfolio will be distributed to each Record Holder in liquidation of MIST Portfolio, and MIST Portfolio will be terminated as a series of MIST. You will receive Class A or Class B shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Immediately after the Reorganization, you will hold that number of full and fractional shares of MSF Portfolio which have an aggregate net asset value equal to the aggregate net asset value of the shares of MIST Portfolio you held immediately before the Reorganization. MSF Portfolio will also be renamed “MetLife Asset Allocation 40 Portfolio” upon the completion of the Reorganization. In conjunction with the Reorganization, the shareholders of the MetLife Moderate Strategy Portfolio (“Moderate Strategy”), a series of MIST, are being asked to approve the reorganization of that series into MSF Portfolio (“Moderate Strategy Reorganization”). The Reorganization of MIST Portfolio into MSF Portfolio is not contingent upon the shareholders of Moderate Strategy approving the Moderate Strategy Reorganization.

MIST Portfolio is a separate diversified series of MIST, a Delaware statutory trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MSF Portfolio is a separate diversified series of MSF, a Delaware statutory trust, which is also registered as an open-end management investment company under the 1940 Act. The investment objectives of MIST Portfolio are similar to those of MSF Portfolio, as follows:

Portfolio	Investment Objectives
MIST Portfolio	A high level of current income with growth of capital, a secondary objective.
MSF Portfolio	High total return in the form of income and growth of capital, with a greater emphasis on income.

This Prospectus/Proxy Statement explains concisely the information about MSF Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about MIST Portfolio:	How to Obtain this Information:

Prospectus of MIST relating to MIST Portfolio, dated April 29, 2013

Statement of Additional Information of MIST relating to MIST Portfolio, dated April 29, 2013

Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2012

Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2013

Copies are available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about MSF Portfolio:	How to Obtain this Information:

Prospectus of MSF relating to MSF Portfolio, dated April 29, 2013, which accompanies this Prospectus/Proxy Statement

Statement of Additional Information of MSF relating to MSF Portfolio, dated April 29, 2013

Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2012

Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2013

Copies are available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated December 26, 2013, which relates to this Prospectus/ Proxy Statement and the Reorganization	A copy is available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to MIST Portfolio contained in the Prospectus of MIST dated April 29, 2013 (SEC File No. 811-10183) is incorporated by reference into this document. Information relating to MSF Portfolio contained in the Prospectus of MSF dated April 29, 2013 (SEC File No. 811-03618) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated December 26, 2013 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2012 (SEC File No. 811-10183), the Semiannual Report of MIST relating to the MIST Portfolio for the six month period ended June 30, 2013 (SEC File No. 811-10183), the Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2012 (SEC File No. 811-03618), the Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2013 (SEC File No. 811-03618), and pro forma financial information of MSF relating to MSF Portfolio for the twelve month period ended June 30, 2013, is incorporated by reference into this document.

An investment in MSF Portfolio through a Contract:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

Page
SUMMARY	8
Why is the Reorganization being proposed?	8
What are the key features of the Reorganization?	8
After the Reorganization, what shares of MSF Portfolio will I own?	9
How will the Reorganization affect me?	9
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	10
How do the Trustees recommend that I vote?	10
Who will be the investment adviser of my Portfolio after the Reorganization?	11
How do the Portfolios’ investment objectives and principal investment strategies compare?	11
Are the risk factors for the Portfolios similar?	11
How do the Portfolios’ fees and expenses compare?	12
What will be the primary federal tax consequences of the Reorganization?	14
COMPARISON OF THE PORTFOLIOS	15
What are the principal risks of investing in each Portfolio?	15
Are there any other risks of investing in each Portfolio?	24
How do the Portfolios’ investment objectives, principal investment strategies and risks compare?	24
How do the Portfolios’ portfolio turnover rates compare?	29
How do the Portfolios’ performance records compare?	29
Who will be the investment adviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?	32
INFORMATION ABOUT THE REORGANIZATION	35
Reasons for the Reorganization	35
Agreement and Plan of Reorganization	36
Federal Income Tax Consequences	38
Pro Forma Capitalization	39
Distribution of Shares	41
Purchase and Redemption Procedures	42
Exchange Privileges	42
Dividend Policy	42
Tax Information	43
Payments to Insurance Companies and Their Affiliates	43
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	44
Form of Organization	44
Capitalization	44
Shareholder Liability	44

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife families of funds with similar investment objectives and principal investment strategies and that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Adviser determined the Portfolios had substantially similar investment strategies, similar investments and comparable performance over the one- and five-year periods ended December 31, 2012, and that the combined Portfolio could realize further economies of scale by aggregating the two Portfolios’ assets. Shareholders of the MIST Portfolio may potentially benefit from lower total annual portfolio operating expenses if the Reorganization and the Moderate Strategy Reorganization take place. Moreover, shareholders of the MIST Portfolio may benefit from additional operating efficiencies being realized by the MSF Portfolio following the Reorganization. Accordingly, the Trustees of MIST believe that the Reorganization is in the best interests of MIST Portfolio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the in-kind transfer of all of the assets of MIST Portfolio to MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio;

•	the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio;

•	the liquidation of MIST Portfolio by distribution of Class A and Class B shares of MSF Portfolio to MIST Portfolio’s Class A and Class B shareholders, respectively; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

Subject to the required shareholder approval, the Reorganization is expected to be completed on or about April 28, 2014. Upon the completion of the Reorganization, MSF Portfolio will be renamed “MetLife Asset Allocation 40 Portfolio”.

After the Reorganization, what shares of MSF Portfolio will I own?

If you own Class A or Class B shares of MIST Portfolio, you will own Class A or Class B shares of MSF Portfolio, respectively. The new shares you receive will have the same total value as your shares of MIST Portfolio as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

Total annual portfolio operating expenses for the twelve months ended June 30, 2013 for Class A and Class B shares of MIST Portfolio are 0.64% and 0.89% respectively, while total annual portfolio operating expenses for the twelve months ended June 30, 2013 for the Class A and Class B shares of MSF Portfolio are 0.65% and 0.90% respectively. As a result of the aggregation of the Portfolios’ assets following the Reorganization only, MSF Portfolio’s total annual portfolio operating expenses for Class A and B shares are expected to be 0.63% and 0.88% respectively, on a pro forma basis. If the Moderate Strategy Reorganization is approved by the shareholders of Moderate Strategy, the total annual operating expenses for Class A and Class B shares of MSF Portfolio following the Reorganization and the Moderate Strategy Reorganization are expected to be 0.64% and 0.89%, respectively, on a pro forma basis. The 0.01% difference in the pro forma expenses after the Reorganization only and after the Reorganization and the Moderate Strategy Reorganization is attributable to the pro forma amounts for Acquired Fund Fees and Expenses. These pro forma amounts are based on the portfolio holdings of the Portfolios involved in the Reorganization and the Moderate Strategy Reorganization as of June 30, 2013. The actual Acquired Fund Fees and Expenses after the Reorganization and the Moderate Strategy Reorganization will reflect those incurred by the MSF Portfolio, which will be based on its portfolio holdings.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. MSF Portfolio will sell its shares on a continuous basis at net asset value only to Insurance Companies. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MSF Portfolio after the Reorganization. After the Reorganization, your Contract values will depend on the performance of MSF

Portfolio rather than on that of MIST Portfolio. The costs of the Meeting or any adjourned session, and the costs associated with this proxy solicitation and the preparation of this Prospectus/Proxy Statement or any of its enclosures will be borne by MSF Portfolio. The costs paid by MSF Portfolio are ultimately borne by the Portfolio’s shareholders but it is not expected that the costs of the Reorganization will affect the value of your Contract after the Reorganization.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and substantially similar investment strategies, a portion of the securities of Underlying Portfolios (as defined below) held by MIST Portfolio may be sold in order to comply with the investment practices of MSF Portfolio in connection with the Reorganization. However, because each Portfolio operates as a fund of funds, the Portfolios do not pay transaction costs when buying or selling shares of Underlying Portfolios, so such costs will not be borne by the Portfolios’ shareholders.

Like MIST Portfolio, MSF Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A and Class B shares, as applicable, of MSF Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A or Class B shares, as applicable, of MSF Portfolio. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Trustees recommend that I vote?

The Board of Trustees of MIST, including the Trustees who are not “interested persons” of MIST (the “Independent Trustees”), as such term is defined in the 1940 Act, has concluded that the Reorganization would be in the best interests of MIST Portfolio and that the interests of the shareholders of MIST Portfolio would not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MIST Portfolio.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Board of Trustees of MSF has also approved the Plan on behalf of MSF Portfolio.

Who will be the investment adviser of my Portfolio after the Reorganization?

MetLife Advisers, LLC serves as the investment adviser to both Portfolios, and will continue to serve as the investment adviser to MSF Portfolio after the Reorganization. For more information, see “Comparison of the Portfolios—Who will be the adviser and portfolio manager of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?”

How do the Portfolios’ investment objectives and principal investment strategies compare?

The investment objectives of MIST Portfolio are similar to those of MSF Portfolio, and the principal investment strategies of the Portfolios are substantially similar. The investment objectives of each Portfolio are non-fundamental, which means that they may be changed by vote of the Trustees and without shareholder approval.

Both Portfolios operate as funds of funds and invest their assets in other investment companies (the “Underlying Portfolios”) that are part of the MetLife families of funds. Both Portfolios invest substantially all of their assets in shares of a wide range of Underlying Portfolios, which may be portfolios of MIST or MSF, and they may periodically adjust those allocations as appropriate. However, there are some differences between the Portfolios. Each Portfolio has target allocations to equity and fixed income securities, but while MIST Portfolio has target allocations of 65% to fixed income securities and 35% to equity securities, MSF Portfolio has target allocations of 60% to fixed income securities and 40% to equity securities. The differences in the Portfolios’ assets allocated to equity and fixed income securities may cause the Portfolios’ investment performance to vary based on whether equity or fixed income securities are outperforming the other. For more information, see “Comparison of the Portfolios— How do the Portfolios’ investment objectives, principal investment strategies and risks compare?”

Are the risk factors for the Portfolios similar?

Yes. The risk factors are identical due to the similar investment objectives and substantially similar principal investment strategies of MIST Portfolio and MSF Portfolio. For more information, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?” and “Comparison of the Portfolios—Are there any other risks of investing in each Portfolio?”

How do the Portfolios’ fees and expenses compare?

MIST Portfolio and MSF Portfolio each offers two classes of shares (Class A and Class B). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses, including the costs of investing in Underlying Portfolios, that you may pay for buying and holding Class A and Class B shares of each of the Portfolios. The information provided for “MSF Portfolio (Pro Forma)” shows you what fees and expenses, including the costs of investing in Underlying Portfolios, are estimated to be assuming the Reorganization takes place.

The amounts for the Class A and Class B shares of MIST Portfolio and MSF Portfolio set forth in the following table and in the example are based on the expenses for each Portfolio’s Class A and Class B shares for the twelve month period ended June 30, 2013. The amounts for Class A and Class B shares of MSF Portfolio (Pro Forma After Reorganization) set forth in the following table and example are based on what expenses of MSF Portfolio would have been for the period ended June 30, 2013, had the Reorganization taken place as of July 1, 2012. The column entitled, “MSF Portfolio (Pro Forma After Both Reorganizations)” shows you the estimated fees and expenses of MSF Portfolio if both the Reorganization and the Moderate Strategy Reorganization take place. The pro forma amounts for Acquired Fund Fees and Expenses are based on the portfolio holdings of the Portfolios involved in the Reorganization and the Moderate Strategy Reorganization as of June 30, 2013. The actual Acquired Fund Fees and Expenses after the Reorganization and the Moderate Strategy Reorganization will reflect those incurred by the MSF Portfolio, which will be based on its portfolio holdings.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	MIST Portfolio		MSF Portfolio		MSF Portfolio (Pro Forma After Reorganization)		MSF Portfolio (Pro Forma After Both Reorganizations)
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Management Fees	0.06%	0.06%	0.07%	0.07%	0.06%	0.06%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.00%	0.00%	0.01%	0.01%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.58%	0.58%
Total Annual Portfolio Operating Expenses	0.64%	0.89%	0.65%	0.90%	0.63%	0.88%	0.64%	0.89%

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing, including the cost of investing in the Underlying Portfolios, in MIST Portfolio versus MSF Portfolio and MSF Portfolio (Pro Forma After Reorganization), which assumes the Reorganization takes place. The column entitled, “MSF Portfolio (Pro Forma After Both Reorganizations)” shows you examples of the total expenses assuming that the Reorganization and the Moderate Strategy Reorganization both take place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

MIST Portfolio
	One Year	Three Years	Five Years	Ten Years
Class A	$65	$205	$357	$798
Class B	$91	$284	$493	$1,096

MSF Portfolio
	One Year	Three Years	Five Years	Ten Years
Class A	$66	$208	$362	$810
Class B	$92	$287	$498	$1,108

MSF Portfolio (Pro Forma After Reorganization)
	One Year	Three Years	Five Years	Ten Years
Class A	$64	$202	$351	$786
Class B	$90	$281	$488	$1,084

MSF Portfolio (Pro Forma After Both Reorganizations)
	One Year	Three Years	Five Years	Ten Years
Class A	$65	$205	$357	$798
Class B	$91	$284	$493	$1,096

What will be the primary federal tax consequences of the Reorganization?

Prior to and as a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (1) no gain or loss will be recognized by MIST Portfolio or the separate accounts through which each Insurance Company owns its shares (“Record Holders”) for federal income tax purposes as a result of receiving shares of MSF Portfolio in connection with the Reorganization; (2) the holding period and aggregate tax basis of the shares of MSF Portfolio that are received by the Record Holders of MIST Portfolio will be the same as the holding period and aggregate tax basis of the shares of MIST Portfolio previously held by such Record Holders, provided that such shares of MIST Portfolio are held as capital assets; (3) the holding period and tax basis of the assets of MIST Portfolio in the hands of MSF Portfolio as a result of the Reorganization will be the same as the holding period and tax basis of such assets in the hands of MIST Portfolio immediately prior to the Reorganization; and (4) no gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of MIST Portfolio’s liabilities.

COMPARISON OF THE PORTFOLIOS

What are the principal risks of investing in each Portfolio?

An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. There are direct and indirect risks of investing in the Portfolios. The risk factors are identical due to the similar investment objectives and substantially similar principal investment strategies of the Portfolios. The following disclosure highlights the principal risks associated with investment in each of the Portfolios.

Direct Risk of Investing in each of the Portfolios:

Underlying Portfolio Risk

The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among Underlying Portfolios and the ability of the Underlying Portfolios to meet their investment objectives. The Portfolio may not meet its investment objective, which could adversely affect its performance, if an Underlying Portfolio fails to execute its investment strategy effectively or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. As an investor in Underlying Portfolios, the Portfolio bears its pro-rata portion of the operating expenses of those Underlying Portfolios, including such Underlying Portfolios’ management fee.

Asset Allocation Risk

The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and MetLife Advisers’ ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class or subset of an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes or other subsets of asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.

Indirect Risks (Direct Risks of Investing in the Underlying Portfolios) of Investing in each of the Portfolios:

Market Risk

An Underlying Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by an Underlying Portfolio’s adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of an Underlying Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by an Underlying Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio’s shares.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For an Underlying Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of an Underlying Portfolio’s fixed income investments will affect the volatility of the Underlying Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. An Underlying Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if an Underlying Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

An Underlying Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Underlying Portfolio. If an Underlying Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Portfolio.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect an Underlying Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, an Underlying Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, an Underlying Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent an Underlying Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Underlying Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio’s foreign currency or securities holdings. Although an Underlying Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Underlying Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

High Yield Debt Security Risk

High yield debt securities, or “junk bonds,” are securities which are rated below “investment grade” or are not rated but are of equivalent quality. An Underlying Portfolio with high yield debt securities generally will be exposed to greater market risk and credit and counterparty risk than an Underlying Portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Underlying Portfolio’s adviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Underlying Portfolio.

An Underlying Portfolio that invests in high yield debt securities generally seeks to receive a correspondingly higher rate of interest to compensate it for the additional credit risk and market risk it has assumed. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. High yield debt securities are not generally meant for short-term investing.

An Underlying Portfolio that invests in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Portfolio or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are judged by the Underlying Portfolio’s Subadviser to be of comparable quality (“distressed securities”) will incur significant risk in addition to the risks generally associated with investments in high yield debt securities. Distressed securities frequently do not produce income while they are outstanding. An Underlying Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment in distressed securities. An Underlying Portfolio investing in distressed securities will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. An Underlying Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by an Underlying Portfolio’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities generally represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured similarly to mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases or various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security or an asset-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are subject to a lower degree of credit risk than mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers. Payment of principal and interest on mortgage-backed securities that are not guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed and asset-backed securities that are issued by private issuers may depend primarily or solely on the cash flows generated by the underlying assets backing those securities. In the event of failure of these securities to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.

Mortgage-backed and asset-backed securities are also subject to prepayment risk, which is the risk that the principal amount owed may be prepaid voluntarily or as a result of refinancing or foreclosure of the underlying asset. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of principal amounts may expose an Underlying Portfolio to a lower rate of return if it reinvests the repaid principal in less attractive investments. Further, an Underlying Portfolio may buy mortgage-backed or asset-backed securities at a premium. Accelerated prepayments on these securities could cause an Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

Mortgage-backed and asset-backed securities are also subject to extension risk. When interest rates rise, repayments of mortgage-backed and asset-backed securities may occur more slowly than anticipated, extending the effective duration of these securities and locking in below market interest rates. This may cause an Underlying Portfolio’s share price to be more volatile as the value of the mortgage-backed and asset-backed securities becomes more sensitive to changes in interest rates.

The amount of market risk associated with mortgage-backed and asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit support provider, if any.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage or asset pool, the Underlying Portfolio may only receive payments after the pool’s obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool’s ability to make payments of principal or interest to an Underlying Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. The risk of defaults is generally higher in the case of pools that are backed by lower rated securities such as subprime obligations. An unexpectedly high or low rate of prepayments on a pool’s underlying assets may have a similar effect on subordinated securities. A mortgage or asset pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Derivatives Risk

An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that an Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent an Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if an Underlying Portfolio hedges imperfectly, the Underlying Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. An Underlying Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Portfolio uses derivatives for leverage, investments in the Underlying Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to regulation by the Commodity Futures Trading Commission (“CFTC”) under the CEA. A Portfolio claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Portfolio becoming subject to CFTC regulation. On an annual basis, the Portfolio is required to reaffirm its eligibility to continue to claim the exclusion. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then MetLife Advisers would be subject to regulation as a commodity pool operator with respect to the Portfolio, and the Portfolio would become subject to regulation by the CFTC. The Portfolio may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. In addition, the Underlying

Portfolios’ turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in an Underlying Portfolio’s subadviser. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Are there any other risks of investing in each Portfolio?

Although not principal risks, each Portfolio also may be subject to the indirect risks described below.

Leveraging Risk

Derivatives and other transactions in which an Underlying Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

An Underlying Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause an Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

How do the Portfolios’ investment objectives, principal investment strategies and risks compare?

The investment objectives of MIST Portfolio are similar to those of MSF Portfolio, and the principal investment strategies of the Portfolios are substantially similar. The investment objectives of each Portfolio are non-fundamental, which means that they may be changed by vote of the Trustees and without shareholder approval. The following table summarizes a comparison of MIST Portfolio and MSF Portfolio with respect to their investment objectives and principal investment strategies, as set forth more fully in the Prospectuses and Statement of Additional Information relating to the Portfolios.

	MIST Portfolio	MSF Portfolio
Investment Objectives	A high level of current income with growth of capital, a secondary objective.	High total return in the form of income and growth of capital, with a greater emphasis on income.
Principal Investment Strategies	The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of MIST and MSF. The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors,	The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of MSF and MIST. The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors,

MIST Portfolio	MSF Portfolio
the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.	the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed income securities and also invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 65% to fixed income securities and 35% to equity securities.

The foreign equity allocation may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the foreign fixed income allocation may be invested in foreign fixed securities of any credit quality but primarily will be invested in investment grade debt.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed income securities and also invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 60% to fixed income securities and 40% to equity securities.

The foreign equity allocation may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the foreign fixed income allocation may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve current income through its investments	The Portfolio seeks to achieve current income primarily through its

MIST Portfolio	MSF Portfolio

in Underlying Portfolios that invest in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in	investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in convertible securities and high-yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

that invest in investment- grade fixed-income securities of U.S. issuers, high yield debt (commonly known as “junk bonds”), and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

MIST Portfolio	MSF Portfolio
Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the two broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.	Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the two broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

Although each Portfolio operates as a fund of funds that invests in Underlying Portfolios, there are some differences between the Portfolios. Both Portfolios invest substantially all of their assets in shares of a wide range of Underlying Portfolios, which may be portfolios of MIST or MSF, and they may periodically adjust those allocations as appropriate. Each Portfolio has target allocations to equity and fixed income securities, but while MIST Portfolio has target allocations of 65% to fixed income securities and 35% to equity securities, MSF Portfolio has target allocations of 60% to fixed income securities and 40% to equity securities. The following charts describe the target allocations of each Portfolio, as of April 29, 2013, to equity and fixed income securities.

MIST Portfolio		MSF Portfolio

Asset Class	Target Allocation	Asset Class	Target Allocation
Equity	35%	Equity	40%
U.S. Large Cap	16%	U.S. Large Cap	18%
U.S. Mid Cap	7%	U.S. Mid Cap	8%
U.S. Small Cap	3%	U.S. Small Cap	3%
Foreign Equity	9%	Foreign Equity	11%

MIST Portfolio		MSF Portfolio

Asset Class	Target Allocation	Asset Class	Target Allocation
Fixed Income	65%	Fixed Income	60%
U.S. Investment Grade	54%	U.S. Investment Grade	50%
U.S. High Yield	6%	U.S. High Yield	6%
Foreign Fixed Income	5%	Foreign Fixed Income	4%

Although each Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve these target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, each Portfolio’s actual allocations could vary substantially from the target allocations because of, for example, changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers may manage cash flows into or out of the Portfolio in a way to bring actual allocations more closely in line with the target allocations. In addition, MetLife Advisers may, from time to time, rebalance allocations among the Underlying Portfolios to correspond to the target allocations.

Although MIST Portfolio and MSF Portfolio have similar investment objectives and substantially similar investment strategies, a portion of the securities of Underlying Portfolios held by MIST Portfolio may be sold in order to comply with the investment practices of MSF Portfolio in connection with the Reorganization. However, because each Portfolio operates as a fund of funds, the Portfolios do not pay transaction costs when buying or selling shares of Underlying Portfolios, so such costs will not be borne by the Portfolios’ shareholders.

How do the Portfolios’ portfolio turnover rates compare?

Each Portfolio operates as a fund of funds, and does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, MIST Portfolio’s and MSF Portfolio’s portfolio turnover rates were 11% and 10%, respectively, of the average value of their portfolios.

How do the Portfolios’ performance records compare?

The following charts show how the Class A and Class B shares of each Portfolio, as applicable, have performed in the past. Past performance is not an indication of future results.

PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

The bar charts below show the performance of each Portfolio’s Class B shares for each full calendar year since inception and indicates how each Portfolio has varied from year to year. These charts include the effects of Portfolio expenses. MIST Portfolio and MSF Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Year-by-Year Total Return as of December 31 of Each Year

MIST Portfolio Class B Shares

Highest Quarter:            2nd – 2009            10.73%

Lowest Quarter:            4th – 2008            -10.82%

MSF Portfolio Class B Shares

Highest Quarter:            2nd – 2009            11.64%

Lowest Quarter:            4th – 2008            -10.43%

The next set of tables lists the average annual total return of the Class A and Class B shares of MIST Portfolio and MSF Portfolio for the one- and five-year periods and since inception (ended December 31, 2012). These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with index returns. A description of the relevant index can be found following the table. It is not possible to invest directly in an index.

Average Annual Total Return as of December 31, 2012

MIST Portfolio	1 Year	5 Years	Since Inception	Inception Date
Class A shares	11.20%	4.34%	5.60%	5-2-05
Class B shares	10.91%	4.07%	4.99%	11-4-04
Dow Jones Moderately Conservative Index (reflects no deduction for mutual fund fees or expenses)	8.40%	4.24%	5.57%*

*	Index performance is from 11-4-04.

MSF Portfolio	1 Year	5 Years	Since Inception	Inception Date
Class A Shares	11.74%	4.27%	5.55%	5-2-05
Class B Shares	11.46%	4.02%	5.28%	5-2-05
Dow Jones Moderately Conservative Index (reflects no deduction for mutual fund fees or expenses)	8.40%	4.24%	5.55%

The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for MSF Portfolio. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about MSF Portfolio is also contained in management’s discussion of MSF Portfolio performance which appears in the most recent Annual Report of MSF relating to MSF Portfolio.

Who will be the investment adviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?

Management of the Portfolios

The overall management of MIST Portfolio and of MSF Portfolio is the responsibility of, and is supervised by, the Board of Trustees of MIST and the Board of Trustees of MSF, respectively.

Adviser

MetLife Advisers, LLC is the investment adviser for MIST Portfolio and MSF Portfolio. MetLife Advisers is responsible for the general management and administration of the Portfolios, and for determining the asset allocation range for each Portfolio. MetLife Advisers is also responsible for establishing specific percentage targets for each asset class and each Underlying Portfolio to be held by each Portfolio, based on the investment objectives and policies of the Underlying Portfolios, MetLife Advisers’ investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of MetLife Advisers.

Facts about MetLife Advisers:

•	MetLife Advisers is an affiliate of MetLife.

•

MetLife Advisers manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $142.65 billion as of September 30, 2013.

•	MetLife Advisers is located at One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111.

MIST and MSF each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or MIST or MSF, as the case may be, without obtaining shareholder approval. The Trustees of MIST or MSF, as applicable, must approve any new subadvisory agreements entered into in reliance on the exemptive order, and MIST and MSF must comply with certain other conditions set forth in the order.

The exemptive order also permits MIST and MSF to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the

Trustees of MIST or MSF, as applicable. MIST and MSF, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

Portfolio Management

Each Portfolio is managed by a committee composed of the individuals listed below. The committee is led by Jeffrey L. Bernier. Other members of the committee are Alan C. Leland, Jr., Kristi Slavin and Johan Grahn. Mr. Leland has been a member since 2004. Mr. Bernier has been a member since 2008. Mr. Grahn and Ms. Slavin have been members since 2012. Each member of the committee is jointly and primarily responsible for the management of each Portfolio.

•

Jeffrey L. Bernier, CIMA, is the Chair of the committee. Mr. Bernier joined Metropolitan Life Insurance Company in 2007. He has been a Senior Vice President of MSF and MetLife Advisers since 2008, and a Vice President of MIST since 2009. He has been a Vice President of Metropolitan Life Insurance Company since 2008. From 2004 until he joined Metropolitan Life Insurance Company, Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

•

Alan C. Leland, Jr., CFA, has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Vice President of MSF since 2005 and of MIST since May 2012 and is a Vice President of Metropolitan Life Insurance Company. He has worked for Metropolitan Life Insurance Company and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

•

Kristi Slavin, CFA, is Vice President of MetLife Advisers and has worked for MetLife Advisers since joining Metropolitan Life Insurance Company in 2008. She has been an Assistant Vice President of Metropolitan Life Insurance Company since 2012. From 2001 until she joined Metropolitan Life Insurance Company, Ms. Slavin was a Senior Portfolio Analyst for Columbia Management.

•

Johan Grahn is Vice President of MetLife Advisers. Mr. Grahn has worked for MetLife Advisers since joining Metropolitan Life Insurance Company in 2011. He has been a Director of Metropolitan Life Insurance Company since 2011. From 2008 until he joined Metropolitan Life Insurance Company, Mr. Grahn was an Investment Analyst at Prime Buchholz & Associates. From 2006 until he joined Prime Buchholz & Associates, he was a Senior Financial Analyst at Cox Communications.

MetLife Advisers has hired an independent consultant to provide research and consulting services with respect to the asset allocation targets for each Portfolio and its investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio’s investments among the Underlying Portfolios. MetLife Advisers is responsible for paying the consulting fees.

Please refer to MSF’s Statement of Additional Information for additional information about each committee member’s compensation, other accounts managed and the committee member’s ownership of securities in MSF Portfolio.

Management Fees

For its management and supervision of the daily business affairs of MSF Portfolio, MetLife Advisers is entitled to receive a monthly fee at an annual rate of a percentage of the Portfolio’s average daily net assets as follows: 0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion. For the year ended December 31, 2012, the Portfolio paid MetLife Advisers an investment advisory fee of 0.07% of the Portfolio’s average daily net assets.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reducing the number of overlapping portfolios is expected to eliminate some redundancy within the family of funds.

At a meeting held on November 19-20, 2013, all of the Trustees of MIST, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MIST Portfolio, and that the interests of existing shareholders of MIST Portfolio will not be diluted as a result of the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information that was provided by the management of MIST Portfolio about the Portfolios and the terms of the proposed Reorganization. The information provided by management showed that the Reorganization presented the potential for current MIST Portfolio’s shareholders to pursue similar investment objectives in a Portfolio with comparable performance over the one- and five-year periods ended December 31, 2012 and potentially lower overall expenses. Furthermore, while the Portfolios vary in their target allocations to equity and fixed income securities, they are subject to identical principal risks and have similar risk profiles and performance histories.

The combination of the two Portfolios which have similar investment objectives and substantially similar principal investment strategies also is expected to result in operational efficiencies for MSF Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of the interests of the shareholders of MIST Portfolio;

•	the fact that MIST Portfolio and MSF Portfolio have similar investment objectives and substantially similar principal investment strategies;

•

the fact that all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures will be borne by MSF Portfolio;

•	the fact that the costs of the Reorganization borne by MSF Portfolio should be offset by the expected savings to the shareholders of MSF Portfolio from the Reorganization;

•	the fact that MSF Portfolio will assume all of the liabilities of MIST Portfolio;

•	the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•	alternatives available to shareholders of MIST Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

Upon the completion of the Reorganization, MSF Portfolio will be renamed “MetLife Asset Allocation 40 Portfolio”.

During their consideration of the Reorganization, the Trustees of MIST met with counsel to MIST and independent legal counsel to the Independent Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Trustees of MIST concluded that the proposed Reorganization would be in the best interests of MIST Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MIST Portfolio for approval.

The Trustees of MSF, including the Independent Trustees, also considered and approved the Reorganization, including the Plan, on behalf of MSF Portfolio based upon determinations that the Reorganization is in the best interests of MSF Portfolio and that the interests of the existing shareholders of MSF Portfolio would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio on or about April 28, 2014 or such other date as may be agreed upon by the parties (the “Closing Date”). MIST Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, MIST Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio’s Record Holders all of the Portfolio’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the Portfolio’s net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A and Class B shares of MSF Portfolio to be received by the Record Holders of MIST Portfolio will be determined by dividing the net asset value of the Class A and Class B shares of MIST Portfolio by the net asset value of one share of the corresponding class of MSF Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of MSF Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, MIST Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Valuation Date the full and fractional shares of MSF Portfolio received by MIST Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MIST Portfolio’s Record Holders on MSF Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MIST Portfolio’s Record Holders. All issued and outstanding shares of MIST Portfolio will be canceled. The shares of MSF Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MIST Portfolio will be terminated as a series of MIST.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MIST Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel regarding the tax-free nature of the Reorganization and the legality of the MSF Portfolio shares to be issued to shareholders of the MIST Portfolio. Notwithstanding approval of MIST Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of MIST Portfolio and MSF Portfolio or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

If the Reorganization is consummated, the costs of the Meeting or any adjourned session, and the costs associated with this proxy solicitation (including the cost of any proxy-soliciting agent) and the preparation of this Prospectus/Proxy Statement or any of its enclosures will be borne by MSF Portfolio. It is not expected that the costs of the Reorganization will affect the value of your Contract after the Reorganization. If the Reorganization is not consummated, no portion of these costs or expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs and expenses.

Neither the Reorganization nor the Moderate Strategy Reorganization is contingent upon the other reorganization being approved. If MIST Portfolio’s shareholders do not approve the Reorganization or Moderate Strategy’s shareholders do not approve the Moderate Strategy Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders of the respective Portfolios.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1)	The transfer of all of the assets of MIST Portfolio solely in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio, followed by the distribution of MSF Portfolio’s shares to the Record Holders of MIST Portfolio in dissolution and liquidation of MIST Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and MIST Portfolio and MSF Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio solely in exchange for the shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio;

(3)	No gain or loss will be recognized by MIST Portfolio on the transfer of its assets to MSF Portfolio in exchange for MSF Portfolio’s shares and the assumption by MSF Portfolio of the liabilities of MIST Portfolio or upon the distribution (whether actual or constructive) of MSF Portfolio’s shares to MIST Portfolio’s Record Holders in exchange for their shares of MIST Portfolio;

(4)	No gain or loss will be recognized by MIST Portfolio’s Record Holders upon the exchange of their shares of MIST Portfolio for shares of MSF Portfolio in liquidation of MIST Portfolio;

(5)	The aggregate tax basis of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MIST Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio will include the period during which the shares of MIST Portfolio exchanged therefor were held (provided that the shares of MIST Portfolio were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of MIST Portfolio acquired by MSF Portfolio will be the same as the tax basis of such assets to MIST Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MSF Portfolio will include the period during which the assets were held by MIST Portfolio; and

(7)	MSF Portfolio will succeed to and take into account the capital loss carryovers, if any, of MIST Portfolio described in Section 381(c) of the Code. MSF Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MIST Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MIST Portfolio shares and the fair market value of the shares of MSF Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract Owner would not recognize taxable income in that event.

MSF Portfolio’s utilization after the Reorganization of any pre-Reorganization realized or built-in losses of MIST Portfolio to offset gains realized by MSF Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

The first table sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2013 and the capitalization of MSF Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of the assets and assumption of the liabilities of MIST Portfolio by MSF Portfolio at net asset value, assuming only the Reorganization occurs. The second table sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2013 and the

capitalization of MSF Portfolio on a pro forma basis as of that date, assuming that the Reorganization and the Moderate Strategy Reorganization both take place. The pro forma data reflects an exchange ratio of approximately 0.9280 Class A and 0.9285 Class B shares of MSF Portfolio for each Class A and Class B share of MIST Portfolio, respectively.

Capitalization of MIST Portfolio, MSF Portfolio and MSF Portfolio (Pro Forma After Reorganization)

	MIST Portfolio	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Net Assets
Class A	$24,750	$102,545,132	$(2,360	)(a)	$102,567,522
Class B	$2,773,685,563	$1,631,574,273	$(115,640	)(a)	$4,405,144,196

Total Net Assets	$2,773,710,313	$1,734,119,405	$(118,000	)(a)	$4,507,711,718

Net Asset Value Per Share
Class A	$11.21	$12.08			$12.08
Class B	$11.14	$12.00			$12.00

Shares Outstanding
Class A	2,208	8,489,228	(159	)(b)	8,491,277
Class B	248,975,922	135,976,534	(17,835,458	)(b)	367,116,998

Total Shares Outstanding	248,978,130	144,465,762	(17,835,618	)(b)	375,608,274

(a)	Reflects merger related expenses of $118,000, which will be paid by MSF Portfolio.

(b)	Reflects change in shares outstanding due to issuance of Class A and Class B shares of MSF Portfolio in exchange for Class A and Class B shares, respectively, of MIST Portfolio based upon the net asset value of MSF Portfolio’s Class A and Class B shares at June 30, 2013.

Capitalization of MIST Portfolio, Moderate Strategy, MSF Portfolio and MSF Portfolio (Pro Forma After Both Reorganizations)

	MIST Portfolio	Moderate Strategy	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Net Assets
Class A	$24,750	$1,346,362	$102,545,132	$(5,160	)(a)	$103,911,084
Class B	$2,773,685,563	$4,752,971,017	$1,631,574,273	$(252,840	)(a)	$9,157,978,013
Total Net Assets	$2,773,710,313	$4,754,317,379	$1,734,119,405	$(258,000	)(a)	$9,261,889,907

Net Asset Value Per Share
Class A	$11.21	$11.70	$12.08			$12.08
Class B	$11.14	$11.66	$12.00			$12.00

	MIST Portfolio	Moderate Strategy	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Shares Outstanding
Class A	2,208	115,070	8,489,228	(3,775	)(b)	8,602,731
Class B	248,975,922	407,627,288	135,976,534	(29,381,828)		763,197,916
Total Shares Outstanding	248,978,130	407,742,358	144,465,762	(29,385,604	)(b)	771,800,646

(a)	Reflects merger related expenses of $258,000, which will be paid by MSF Portfolio.

(b)	Reflects change in shares outstanding due to issuance of Class A and Class B shares of MSF Portfolio in exchange for Class A and Class B shares, respectively, of MIST Portfolio and Moderate Strategy based upon the net asset value of MSF Portfolio’s Class A and Class B shares at June 30, 2013.

The tables set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

All portfolios of MSF sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MSF Portfolio are passed through to the Insurance Company’s separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MSF Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MSF.

MetLife Investors Distribution Company (“MID”), an affiliate of MetLife, serves as the distributor for MSF’s shares. The address of MID is 5 Park Plaza, Irvine, California 96214. MID and its affiliates distribute the Contracts, and MSF Portfolio’s shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. Both MIST Portfolio and MSF Portfolio currently offer Class A and Class B shares. Each Class bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of MIST Portfolio owning Class A or Class B shares will receive Class A or Class B shares, respectively, of MSF Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of the Portfolios.

Class B shares of the Portfolios are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class B shares of the Portfolios under which each Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.

In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which MSF Portfolio serves as an investment vehicle. More detailed descriptions of the classes of shares and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to MSF Portfolio.

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Portfolio. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. A Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

MID and its affiliates place orders for the purchase or redemption of shares of MSF Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the next net asset value per share calculated for MSF Portfolio after the order is placed, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MSF.

Dividend Policy

The Portfolios have the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

Each Portfolio has qualified, and MSF Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its Record Holders.

Tax Information

No discussion is included here as to the federal income tax consequences at the shareholder level because the separate accounts are the only Record Holders of the Portfolios’ shares. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

Neither Portfolio is sold directly to the general public but instead each Portfolio is offered as an underlying investment option for Contracts issued by Insurance Companies that are affiliated with the Portfolios and MetLife Advisers. As a result of these affiliations, the Insurance Companies may benefit more from offering a Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolios and their related companies may also make payments to the sponsoring Insurance Companies (or their affiliates) for distribution and/or other services. The benefits to the Insurance Companies of offering the Portfolios over unaffiliated portfolios and these payments may be factors that the Insurance Companies consider in including the Portfolios as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

As Delaware statutory trusts, the operations of MIST and MSF are governed by their respective Agreements and Declarations of Trust and By-Laws, and applicable Delaware and federal law. Shareholders of MIST Portfolio who are entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of MSF’s Agreement and Declaration of Trust and By-Laws, without charge, upon written or oral request to MSF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. Any discussion of the “Trust” in this section refers to each of MIST and MSF and its Agreement and Declaration of Trust.

Form of Organization

As noted above, MIST and MSF are each organized as a Delaware statutory trust. MIST and MSF are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of MIST Portfolio and other mutual funds of various asset classes; the series of MSF consist of MSF Portfolio and other mutual funds of various asset classes. MIST and MSF currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Agreement and Declaration of Trust, By-Laws, Board of Trustees and Delaware and federal law.

Capitalization

The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in MSF are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The Agreement and Declaration of Trust of each Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

Shares of each Portfolio are currently only offered in two classes (Class A and Class B). Shares of each class of a Portfolio represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Agreement and Declaration of Trust (a) provides that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust, or any Portfolio of the Trust, (b) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets and property of the Trust, or the particular Portfolio in question, as the case may be, and the obligation is not binding upon the shareholders of the Trust individually; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (c) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations or liabilities of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Shareholder Meetings and Voting Rights

Neither MIST on behalf of MIST Portfolio nor MSF on behalf of MSF Portfolio is required to hold annual meetings of shareholders and neither expects to do so. MIST and MSF are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Cumulative voting is not permitted in the election of Trustees of MSF or of MIST.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of MSF and MIST, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Except when a larger vote is required by applicable law or the applicable governing documents, when a quorum is present at any meeting of MSF or MIST, as the case may be, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee.

A Trustee of MIST or MSF may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MIST or MSF, as the case may be. In addition, a Trustee of MIST or MSF may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees of MIST or MSF, as the case may be, prior to such removal.

Under each Trust’s Agreement and Declaration of Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to a vote.

Each Trust’s Agreement and Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust to merge or consolidate with or into or transfer its assets and any liabilities to one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation or transfer of assets and any liabilities) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, unless otherwise permitted under the 1940 Act, (2) cause any one or more Portfolio (or class) of the Trust to merge or consolidate with or into or transfer its assets and any liabilities to any one or more other Portfolio (or class) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations, (3) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (4) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Under each Trust’s Agreement and Declaration of Trust, the Trustees may also terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Liquidation

In the event of the liquidation of MIST or MSF, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST or MSF, the Portfolio or attributable to the class over the liabilities belonging to MIST or MSF, the Portfolio or attributable to the class, as applicable. The assets so distributable will be distributed among the shareholders in proportion to the number of shares of the Portfolio or class of a Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

Under each Trust’s Agreement and Declaration of Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Trust’s Agreement and Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money to a Trustee for expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Agreements and Declarations of Trust of MIST and MSF, their By-Laws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Agreements and Declarations of Trust, By-Laws and Delaware and federal law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of MIST Portfolio in connection with a solicitation of voting instructions by the Trustees of MIST, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 21, 2014, at the offices of MetLife Advisers, One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MIST Portfolio on or about January 3, 2014.

The Board of Trustees of MIST has fixed the close of business on November 29, 2013 as the record date (the “Record Date”) for determining the shareholders of MIST Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MIST Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MIST Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MIST Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MIST Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MIST Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to give voting instructions, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or over the Internet by following the instructions that appear on the voting instructions form, or attend the Meeting in person and provide your voting instructions to the relevant Insurance Company. Instructions on how to complete the voting instructions form or vote by telephone or over the Internet are included immediately after the Notice of Special Meeting of Shareholders.

If an enclosed voting instructions form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instructions form to MIST at One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111 or by re-voting by calling the Vote By Phone number provided on your voting instructions form or accessing

www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Unless revoked, all valid voting instructions received in time to be voted at the Meeting will be voted, or the Insurance Company will abstain from voting, in accordance with such voting instructions. If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. MIST has been advised that shares of MIST Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Holders and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a small number of Contract Owners may determine the outcome of a vote.

Approval of the Plan will require the affirmative vote of a majority of the shares of MIST Portfolio outstanding at the close of business on the Record Date. The term “majority of the outstanding shares” of MIST Portfolio means the lesser of (a) the holders of 67% or more of the shares of MIST Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of MIST Portfolio. Abstentions will be counted as shares that are present for purposes of determining a quorum, but will not be included in the amount of shares voted, and therefore have the same effect as a vote against the Reorganization. As of the Record Date, the shareholders of record of MIST Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Agreement and Declaration of Trust of MIST.

Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers and employees of MetLife Advisers, its affiliates or other representatives of MIST (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, MIST’s proxy solicitor. All of the costs of this proxy solicitation and all of the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at approximately $118,000) will be paid by MSF Portfolio. Of the total Reorganization costs, the proxy solicitation costs are anticipated to be approximately $6,700.

If shareholders of MIST Portfolio do not vote to approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of MIST Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Agreement and Declaration of Trust of MIST to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

MIST does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of MIST at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by MIST in a reasonable period of time prior to that meeting.

The votes of the shareholders of MSF Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The Record Holders of MIST Portfolio on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of MIST Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of MIST Portfolio outstanding and entitled to vote was as follows:

Number of Shares
Class A	2,192.950
Class B	219,126,304.319

As of the Record Date, there were no shares of MSF Portfolio entitled to vote at the Meeting.

As of November 29, 2013, the officers and Trustees of MIST and the officers and Trustees of MSF beneficially owned as a group less than 1% of the outstanding shares of MIST Portfolio and MSF Portfolio, respectively.

Control Persons and Principal Holders of Securities

The Insurance Companies have advised MIST and MSF that as of November 29, 2013 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of MIST Portfolio and MSF Portfolio, respectively, except as provided below.

As of November 29, 2013, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of MIST Portfolio’s outstanding Class A shares.

Contract Owner and Address	Percentage of Class A Shares Before Reorganization	Percentage of Class A Shares After Reorganization
Stephen R. Economopoulos	51.66%	0.00%
90 Dorlee Ct., Grantville, Pennsylvania 17028

Bruce R. Milton	40.90%	0.00%
185 Westchester Dr., Canton, Massachusetts 02021

Casey Allen Grove	7.43%	0.00%
6335 Tholozan Ave., Saint Louis, Missouri 63109

All of the shares of MIST Portfolio and MSF Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of MIST Portfolio and MSF Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. While the Insurance Companies may control the Portfolios and be able to determine the outcome of issues submitted to shareholders for a vote, they do not have discretion to vote any shares that are held beneficially for Contract Owners, but must instead abide by the voting instructions received from Contract Owners.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of each of MIST Portfolio and MSF Portfolio as of and for the year ended December 31, 2012, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the periods indicated therein that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of MSF Portfolio will be passed upon by Sullivan & Worcester LLP.

ADDITIONAL INFORMATION

MIST and MSF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 3475 Lenox Road, NE, Suite 1000, Atlanta, GA 30326; 33 Arch Street, 23rd Floor, Boston, MA 02110; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202;

Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 3 World Financial Center, Suite 400, New York, NY 10281; 701 Market Street, Suite 2000, Philadelphia, PA 19106; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of MIST do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES RECOMMEND APPROVAL OF THE PLAN AND ANY PROPERLY EXECUTED BUT UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

December 26, 2013

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of April 25, 2014, by and among (i) Met Investors Series Trust (the “Acquired Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of MetLife Defensive Strategy Portfolio (the “Acquired Portfolio”), a series of the Acquired Trust, (ii) Metropolitan Series Fund (the “Acquiring Trust”), a Delaware statutory trust established under an Amended and Restated Agreement and Declaration of Trust dated May 23, 2012 and in effect on the date hereof, on behalf of MetLife Conservative to Moderate Allocation Portfolio (the “Acquiring Portfolio”), a series of the Acquiring Trust, and (iii), solely with respect to paragraph 9.2, MetLife Advisers, LLC (“MetLife Advisers”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio in exchange solely for shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio and the distribution of such shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF ACQUIRED PORTFOLIO.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Trust, on behalf of the Acquired Portfolio, will transfer and deliver to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, all the assets of the Acquired Portfolio as set forth in paragraph 1.2;

(b)

The Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Portfolio, including indemnification of the officers and trustees of the Acquired Portfolio in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Portfolio will issue and deliver to the Acquired Portfolio in exchange for such assets (i) the number of full and fractional shares of each class of shares of the Acquiring Portfolio determined by dividing the net asset value of the respective class of shares of the Acquired Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Portfolio to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Portfolio Shares”). Holders of Class A or Class B shares of the Acquired Portfolio will receive Class A or Class B shares, respectively, of the Acquiring Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Portfolio on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Portfolio on the Closing Date.

1.3

As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Portfolio will liquidate and distribute to its shareholders of record (the “Acquired Portfolio Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1. Each Acquired Portfolio Shareholder shall be entitled to receive that proportion of each class of Acquiring Portfolio Shares (consisting, in the case of each Acquired Portfolio Shareholder, of Acquiring Portfolio Shares of the same designated class as the shares of the Acquired Portfolio which such Acquired Portfolio Shareholder holds) which the number of shares of that class of the Acquired Portfolio held by such Acquired Portfolio Shareholder bears to the total number of shares of that class of the Acquired Portfolio outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the

Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective number of Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio shall not be obligated to issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.4	With respect to Acquiring Portfolio Shares distributable pursuant to paragraph 1.3 to an Acquired Portfolio Shareholder holding a certificate or certificates for shares of the Acquired Portfolio, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Portfolio Shares for shares of other investment companies, effect an account transfer of such Acquiring Portfolio Shares, or pledge or redeem such Acquiring Portfolio Shares until the Acquiring Trust has been notified by the Acquired Portfolio or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Portfolio shares or, in the event of lost certificates, posted adequate bond.

1.5	Any obligation of the Acquired Portfolio to make filings with governmental authorities is and shall remain the responsibility of the Acquired Portfolio through the Closing Date and up to and including such later date on which the Acquired Portfolio is terminated.

1.6	As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes that will be carried over by the Acquiring Portfolio as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Trust, on behalf of the Acquired Portfolio, on behalf of the Acquired Portfolio.

1.7	As promptly as possible after the Closing Date, the Acquired Portfolio shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Portfolio shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1

For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Portfolio shall be the net asset value of such class of the Acquired Portfolio computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the

Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust, on behalf of the Acquired Portfolio.

2.2	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Portfolio shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on April 28, 2014, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, located at One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

3.2	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than thirty days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for MetLife Conservative to Moderate Allocation Portfolio, a series of Metropolitan Series Fund.”

3.3

In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust, upon written notice to the other party.

3.4	At the Closing, the Acquired Portfolio or its transfer agent shall deliver to the Acquiring Portfolio or its designated agent a list of the names and addresses of the Acquired Portfolio Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Portfolio owned by each Acquired Portfolio Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust, on behalf of the Acquired Portfolio. The Acquiring Trust, on behalf of the Acquiring Portfolio, shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. On the Liquidation Date, the Acquiring Trust, on behalf of the Acquiring Portfolio, shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders as provided in paragraph 1.3.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants the following to the Acquiring Trust and to the Acquiring Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquired Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquired Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Portfolio;

(e)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Portfolio, any of its properties or assets, or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The unaudited statement of assets and liabilities as of June 30, 2013, the unaudited statement of operations for the six months ended June 30, 2013, the unaudited statement of changes in net assets for the six months ended June 30, 2013, and the unaudited schedule of investments as of June 30, 2013, of the Acquired Portfolio, copies of which will be furnished to the Acquiring Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2013;

(g)	Since June 30, 2013, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Portfolio of indebtedness, except as disclosed in writing to the Acquiring Portfolio. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)

The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time.

The outstanding shares of beneficial interest in the Acquired Portfolio are Class A and Class B shares, and at the Closing Date will be Class A and Class B shares, having the characteristics described in the Acquired Portfolio’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Portfolio Prospectus”). All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Portfolio Prospectus) non-assessable by the Acquired Portfolio and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Portfolio are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Portfolio Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Portfolio;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Portfolio, this Agreement will constitute the valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Portfolio Shares to be issued to the Acquired Portfolio pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to its assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Portfolio to be transferred to the Acquiring Portfolio pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Portfolio will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Portfolio. As used in this Agreement, the term “Investments” shall mean the Acquired Portfolio’s investments shown on the schedule of investments as of June 30, 2013, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Portfolio shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Portfolio pursuant to this Agreement, the Acquiring Portfolio will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Portfolio (collectively, as from time to time amended and supplemented, the “Acquiring Portfolio Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Portfolio or the Acquired Portfolio, except as previously disclosed by the Acquired Portfolio to and accepted by the Acquiring Portfolio.

4.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants the following to the Acquired Trust and to the Acquired Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquiring Portfolio Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Portfolio is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Portfolio will have good and marketable title to its assets;

(e)	The Acquiring Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of its properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The unaudited statement of assets and liabilities as of June 30, 2013, the unaudited statement of operations for the six months ended June 30, 2013, the unaudited statement of changes in net assets for the six months ended June 30, 2013, and the unaudited schedule of investments as of June 30, 2013, of the Acquiring Portfolio, copies of which will be furnished to the Acquired Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2013;

(h)	Since June 30, 2013, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Portfolio has met, and will continue to meet through the Closing Date, the requirements of

Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)	The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.00001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Portfolio are Class A and Class B shares, and at the Closing Date will be Class A and Class B shares, having the characteristics described in the Acquiring Portfolio Prospectus. All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Portfolio of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Portfolio may have pursuant to this Agreement);

(l)	The Acquiring Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Portfolio Prospectus;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Portfolio enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class B shares of beneficial interest in the Acquiring Portfolio, and will be fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

The Acquiring Trust, on behalf of the Acquiring Portfolio, and the Acquired Trust, on behalf of the Acquired Portfolio, each hereby covenants and agrees with the other as follows:

5.1	The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2	The Acquired Portfolio will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with the meeting of the Acquired Portfolio Shareholders referred to in paragraph 5.2, the Acquired Portfolio will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Portfolio Shares to be distributed to the Acquired Portfolio Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The Acquiring Portfolio will advise the Acquired Portfolio promptly if at any time prior to the Closing Date the Acquiring Portfolio becomes aware that the assets of the Acquired Portfolio include any securities which the Acquiring Portfolio is not permitted to acquire.

5.5	Subject to the provisions of this Agreement, the Acquired Portfolio and the Acquiring Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO.

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Portfolio of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1

The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered to the Acquired Portfolio an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3	The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

(a)	The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquiring Portfolio is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-laws of the Acquiring Trust;

(b)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Portfolio and, assuming the Prospectus/Proxy Statement and N-14 Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is the valid and binding obligation of the Acquiring Portfolio enforceable against the Acquiring Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquiring Portfolio has the power to assume the liabilities to be assumed by it hereunder;

(e)	The Acquiring Portfolio Shares to be issued for transfer to the shareholders of the Acquired Portfolio as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable shares of beneficial interest in the Acquiring Portfolio, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Portfolio has any preemptive right of subscription or purchase in respect of such shares;

(f)	The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Portfolio of their respective obligations hereunder will not, violate the Acquiring Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound;

(g)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Portfolio of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

(h)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein; and

(i)	To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Portfolio or any of their properties or assets that would impair the Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquired Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Acquiring Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(a)	The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquired Portfolio is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Acquired Trust’s Agreement and Declaration of Trust;

(b)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)

This Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Portfolio and, assuming the Prospectus/Proxy Statement and the N-14 Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, the Agreement constitutes the valid and binding obligation of the Acquired Portfolio enforceable against the Acquired Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquired Portfolio has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Portfolio will have duly transferred such assets to the Acquiring Portfolio;

(e)	The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio did not, and the performance by the Acquired Trust and the Acquired Portfolio of their respective obligations hereunder will not, violate the Acquired Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein;

(h)

To such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Portfolio or any of their respective properties or assets that would impair the Acquired Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Trust nor the Acquired

Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	All issued and outstanding shares of the Acquired Portfolio are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Portfolio’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3	The Acquired Portfolio shall have furnished to the Acquiring Portfolio tax returns, signed by a representative of Deloitte & Touche LLP for the fiscal year ended December 31, 2013.

7.4	Prior to the Closing Date, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Portfolio’s investment company taxable income for its taxable years ending on or after December 31, 2013 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2013 and on or prior to the Closing Date.

7.5	The Acquired Portfolio shall have furnished to the Acquiring Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement.

7.6	The custodian of the Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate identifying all of the assets of the Acquired Portfolio held by such custodian as of the Valuation Date, and the Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of assets and liabilities of the Acquired Portfolio as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Trust, on behalf of the Acquired Portfolio.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.

The respective obligations of the Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Portfolio of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2	On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio;

8.4	The N-14 Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5	The Acquired Portfolio and the Acquiring Portfolio shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a)	The transfer of all of the Acquired Portfolio assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio followed by the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in dissolution and liquidation of the Acquired Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio.

(c)	No gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the separate accounts as shareholders of Acquired Portfolio in exchange for their shares of the Acquired Portfolio.

(d)	No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares in liquidation of the Acquired Portfolio.

(e)	The aggregate tax basis of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such separate account as a shareholder of the Acquired Portfolio immediately prior to the Closing, and the holding period of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio will include the period during which the Acquired Portfolio shares exchanged therefor were held (provided the Acquired Portfolio shares were held as capital assets on the date of the Closing).

(f)	The tax basis of the Acquired Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Closing, and the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio.

(g)	The Acquiring Portfolio will succeed to and take into account capital loss carryover, if any, of the Acquired Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio.

9.	FEES AND EXPENSES.

9.1	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Portfolio and the Acquiring Portfolio, whether incurred before or after the date of this Agreement, will be borne by the Acquiring Portfolio. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the N-14 Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolio Shares to be issued in connection herewith in each state in which the Acquired Portfolio Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Portfolio shall pay its own federal and state registration fees and the Acquired Portfolio shall pay its own portfolio transaction costs.

9.2	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Portfolio and the Acquired Portfolio in connection with such transactions.

9.3	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Portfolio nor the Acquired Portfolio shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Trust and the Acquiring Trust. In addition, either the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2014, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust; or

(d)	If the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust, on behalf of the Acquired Portfolio and the Acquiring Trust, on behalf of the Acquiring Portfolio; provided, however, that following the shareholders’ meeting called by the Acquired Portfolio pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Met Investors Series Trust, One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, attn: Secretary, or (ii) Metropolitan Series Fund, One Financial Center, 675 Atlantic Avenue, Boston, Massachusetts 02111, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Certificate of Trust of each of the Acquired Trust and the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Portfolio and the Acquiring Portfolio.

14.6	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

MET INVESTORS SERIES TRUST, on behalf of its MetLife Defensive Strategy Portfolio

By:
Name:
Title:

METROPOLITAN SERIES FUND, on behalf of its MetLife Conservative to Moderate Allocation Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraph 9.2 only: METLIFE ADVISERS, LLC

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

METLIFE DEFENSIVE STRATEGY PORTFOLIO

a series of

MET INVESTORS SERIES TRUST

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

(800) 638-7732

By and In Exchange For Shares of

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

a series of

METROPOLITAN SERIES FUND

One Financial Center

675 Atlantic Avenue

Boston, Massachusetts 02111

(800) 638-7732

This Statement of Additional Information, dated December 26, 2013, relating specifically to the proposed transfer of the assets and liabilities of the MetLife Defensive Strategy Portfolio (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”), to the MetLife Conservative to Moderate Allocation Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”), in exchange for Class A and Class B shares of the MSF Portfolio (to be issued to holders of Class A and Class B shares of the MIST Portfolio), consists of the information set forth below pertaining to the MIST Portfolio and the MSF Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)	Combined Statement of Additional Information of MIST and MSF relating to the MIST Portfolio and the MSF Portfolio, dated April 29, 2013, as amended (SEC File Nos. 811-10183; 811-03618);

(2)	Annual Report of MIST relating to the MIST Portfolio for the year ended December 31, 2012 (SEC File No. 811-10183);

(3)	Annual Report of MSF relating to the MSF Portfolio for the year ended December 31, 2012 (SEC File No. 811-03618);

(4)	Semiannual Report of MIST relating to the MIST Portfolio for the six-month period ended June 30, 2013 (SEC File No. 811-10183);

(5)	Semiannual Report of MSF relating to the MSF Portfolio for the six-month period ended June 30, 2013 (SEC File No. 811-03618); and

(6)	Pro forma financial information as of June 30, 2013.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of the MIST Portfolio and the MSF Portfolio dated December 26, 2013. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MSF at the telephone number or address set forth above.

Pro Forma Financial Information for the Period Ending June 30, 2013.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Met Investors Series Trust MetLife Defensive Strategy Portfolio and Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio dated December 31, 2012 and June 30, 2013, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2013 is intended to present ratios and supplemental data as if the Reorganization of the Met Investors Series Trust MetLife Defensive Strategy Portfolio (the “Acquired Portfolio”) into the Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolio, the “Portfolios”) had been consummated at July 1, 2012. The Reorganization is intended to consolidate the Acquired Portfolio with a similar fund advised by MetLife Advisers, LLC.

The Portfolios have the same fund recordkeeping services agent, investment adviser, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the administrative services contracts. The Acquired Portfolio’s advisory fee is 0.10% on the first $500 million of average daily net assets and 0.075% on the next $500 million and 0.05% on amounts in excess of $1 billion of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.10% on the first $500 million of average daily net assets and 0.075% on the next $500 million and 0.05% on amounts in excess of $1 billion of average daily net assets. The Acquired Portfolio’s administrative services fee was 0.0007% of average daily net assets as of June 30, 2013 and the Acquiring Portfolio’s administrative services fee was 0.0004% of average daily net assets as of June 30, 2013.

As of June 30, 2013, the net assets of (i) the Acquired Portfolio were $2,773,710,313 and (ii) the Acquiring Portfolio were $1,734,119,405. The net assets of the combined portfolio as of June 30, 2013 would have been $4,507,711,718 (including $118,000 in Reorganization costs) on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share assumes the increase of shares of the Acquiring Portfolio at June 30, 2013 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, 2013, of the Acquired Portfolio of $24,750, Class A, and the net asset value of the Acquiring Portfolio of $12.08 for Class A. Shares of the Acquiring Portfolio were increased by 2,049 for Class A in exchange for Class A shares of the Acquired Portfolio. The amount of increased shares was calculated based on the net assets, as of June 30, 2013, of the Acquired Portfolio of $2,773,685,563, Class B, and the net asset value of the Acquiring Portfolio of $12.00 for Class B. Shares of the Acquiring Portfolio were increased by 231,140,464 for Class B in exchange for Class B shares of the Acquired Portfolio.

On a pro forma basis for the twelve months ended June 30, 2013, the proposed Reorganization would result in a decrease of $370,783 in the Management fees charged and a decrease of $122,189 in other operating expenses.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.64% and 0.89% for Class A and Class B, respectively, as of June 30, 2013. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.65% and 0.90% for Class A and Class B, respectively, as of June 30, 2013. As a result of the Reorganization the Acquiring Portfolio’s pro forma operating expenses are expected to be 0.63% and 0.88% for Class A and Class B, respectively.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation, and Subchapter M compliance.

Underlying Portfolio shares held by the Acquired Portfolio may have to be sold in connection with the Reorganization for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the Reorganization.

Accounting Survivor. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The cost of the Reorganization and proxy solicitation will be paid by the Acquiring Portfolio.

Capital Loss Carryforwards. At December 31, 2012, the Acquired and the Acquiring Portfolio did not have any capital loss carryforwards.

Pro Forma Financial Information for the Period Ending June 30, 2013.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Met Investors Series Trust MetLife Defensive Strategy Portfolio, Met Investors Series Trust MetLife Moderate Strategy Portfolio and Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio dated December 31, 2012 and June 30, 2013, respectively, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2013 is intended to present ratios and supplemental data as if the Reorganization of the Met Investors Series Trust MetLife Defensive Strategy Portfolio (the “Acquired Portfolio”) and the Met Investors Series Trust MetLife Moderate Strategy Portfolio (the “Moderate Portfolio”) into the Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolio and Moderate Portfolio, the “Portfolios”) had been consummated at July 1, 2012. The Reorganization is intended to consolidate the Acquired Portfolio and the Moderate Portfolio with a similar fund advised by MetLife Advisers, LLC.

The Portfolios have the same fund recordkeeping services agent, investment adviser, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each Portfolio which governs the provision of services to that Portfolio. Such agreements contain the same terms with respect to each Portfolio except for the administrative services contracts. The Acquired and Moderate Portfolios’ advisory fee is 0.10% on the first $500 million of average daily net assets and 0.075% on the next $500 million and 0.05% on amounts in excess of $1 billion of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.10% on the first $500 million of average daily net assets and 0.075% on the next $500 million and 0.05% on amounts in excess of $1 billion of average daily net assets. The Acquired Portfolio’s administrative services fee was 0.0007% of average daily net assets and the Moderate Portfolio’s administrative services fee was 0.0004% as of June 30, 2013 and the Acquiring Portfolio’s administrative services fee was 0.0004% of average daily net assets as of June 30, 2013.

As of June 30, 2013, the net assets of (i) the Acquired Portfolio and the Moderate Portfolio were $2,773,710,313 and $4,754,317,379, respectively, and (ii) the Acquiring Portfolio were $1,734,119,405. The net assets of the combined portfolio as of June 30, 2013 would have been $9,261,889,097 (including $258,000 in Reorganization costs) on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share assumes the increase of shares of the Acquiring Portfolio at June 30, 2013 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, 2013, of the Acquired Portfolio and Moderate Portfolio of $24,750 and $1,346,362, Class A, and the net asset value of the Acquiring Portfolio of $12.08 for Class A. Shares of the Acquiring Portfolio were increased by 113,503 for Class A in exchange for Class A shares of the Acquired Portfolio and Moderate Portfolio. The amount of increased shares was calculated based on the net assets, as of June 30, 2013, of the Acquired Portfolio and Moderate Portfolio of $2,773,685,563 and $4,752,971,017, Class B, and the net asset value of the Acquiring Portfolio of $12.00 for Class B. Shares of the Acquiring Portfolio were increased by 627,221,382 for Class B in exchange for Class B shares of the Acquired Portfolio and Moderate Portfolio.

On a pro forma basis for the twelve months ended June 30, 2013, the proposed Reorganization would result in a decrease of $742,001 in the Management fees charged and a decrease of $245,424 in other operating expenses.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.64% and 0.89% for Class A and Class B, respectively, as of June 30, 2013. The Moderate Portfolio’s net annual portfolio operating expenses were 0.66% and 0.91% for Class A and Class B, respectively, as of June 30, 2013. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.65% and 0.90% for Class A and Class B, respectively, as of June 30, 2013. As a result of the Reorganization the Acquiring Portfolio’s pro forma operating expenses are expected to be 0.64% and 0.89% for Class A and Class B, respectively.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation, and Subchapter M compliance.

Underlying Portfolio shares held by the Acquired Portfolio and Moderate Portfolio may have to be sold in connection with the Reorganization for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio, the Moderate Portfolio or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio and Moderate Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio and Moderate Portfolio held in their shares of the Acquired and Moderate Portfolios immediately before the Reorganization.

Accounting Survivor. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The cost of the Reorganization and proxy solicitation will be paid by the Acquiring Portfolio.

Capital Loss Carryforwards. At December 31, 2012, the Acquired and the Acquiring Portfolio did not have any capital loss carryforwards.